UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 17, 2010
THE WILLIAMS COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

One Williams Center, Tulsa, Oklahoma	74172
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: 918/573-2000
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
Consummation of Dropdown
          On February 17, 2010, The Williams Companies, Inc. (“Williams”) and Williams Partners L.P. (the “Partnership”) consummated the dropdown transaction (the “Dropdown”) contemplated by the previously announced Contribution Agreement among the Partnership and certain subsidiaries of Williams, specifically Williams Gas Pipeline Company, LLC (“WGP”), Williams Energy Services, LLC (“WES”), WGP Gulfstream Pipeline Company, L.L.C. (“WGPGPC”), Williams Partners GP LLC (the “General Partner,” and together with WGP, WES, and WGPGPC, the “Contributing Parties”), and Williams Partners Operating LLC, the operating subsidiary of the Partnership (the “Operating Company,” and together with the Partnership, the “Partnership Parties”). Williams is also a party to the Contribution Agreement for the limited purpose described in the Contribution Agreement.
          A more detailed description of the material terms of the Contribution Agreement was included in the Williams’ Current Report on Form 8-K filed on January 19, 2010.
Entry into New Credit Facility
          On February 17, 2010, the Partnership, Transcontinental Gas Pipe Line Company, LLC (“Transco”) and Northwest Pipeline GP (“Northwest”), as co-borrowers, entered into a new $1.75 billion three-year senior unsecured revolving credit facility (the “New Credit Facility”) with Citibank N.A. as administrative agent. The full amount of the New Credit Facility is available to the Partnership and may be increased by up to an additional $250 million. Each of Transco and Northwest may borrow up to $400 million under the New Credit Facility to the extent not otherwise utilized by the Partnership. At closing, the Partnership borrowed $250 million under the New Credit Facility to repay the term loan outstanding under its existing senior unsecured credit agreement, as described in more detail in Item 1.02 below.
          Interest on borrowings under the New Credit Facility is payable at rates per annum equal to, at the option of the borrower: (1) a fluctuating base rate equal to Citibank, N.A.’s adjusted base rate plus the applicable margin, or (2) a periodic fixed rate equal to LIBOR plus the applicable margin. The adjusted base rate will be the highest of (i) the federal funds rate plus 0.5 percent, (ii) Citibank N.A.’s publicly announced base rate, and (iii) one-month LIBOR plus 1.0 percent. The Partnership is required to pay a commitment fee based on the unused portion of the New Credit Facility. The applicable margin and the commitment fee are determined for each borrower by reference to a pricing schedule based on such borrower’s senior unsecured debt ratings.
          The New Credit Facility contains various covenants that limit, among other things, each borrower’s and its respective subsidiaries’ ability to incur indebtedness, grant certain liens supporting indebtedness, merge or consolidate, sell all or substantially all of its assets, enter into certain affiliate transactions, make certain distributions during an event of default and allow any material change in the nature of their business.
          Under the New Credit Facility, the Partnership is required to maintain a ratio of debt to EBITDA (each as defined in the New Credit Facility) of no greater than 5.00 to 1.00 for itself and its consolidated subsidiaries. For each of Transco and Northwest and their respective consolidated subsidiaries, the ratio of debt to capitalization (defined as net worth plus debt) is not permitted to be greater than 55%. Each of the above ratios will be tested beginning June 30, 2010 at the end of each fiscal quarter, and the debt to EBITDA ratio is measured on a rolling four-quarter basis.
          The New Credit Facility includes customary events of default, including events of default relating to non-payment of principal, interest or fees, inaccuracy of representations and warranties in any material respect when made or when deemed made, violation of covenants, cross payment-defaults, cross acceleration, bankruptcy and insolvency events, certain unsatisfied judgments and a change of control. If an event of default with respect to a borrower occurs under the New Credit Facility, the lenders will be able to terminate the commitments for all borrowers and accelerate the maturity of the loans of the defaulting borrower under the New Credit Facility and exercise other rights and remedies.
          The New Credit Facility is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
          The foregoing description of the New Credit Facility is not complete and is subject to and qualified in its entirety by reference to the full text of such agreement. The New Credit Facility is filed as an exhibit to this Current Report on Form 8-K to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Partnership or the other parties to the agreement or any of their respective subsidiaries or affiliates.

Item 1.02. Termination of a Material Definitive Agreement
          On February 17, 2010, the Partnership terminated, and repaid all amounts owed under, its $450 million senior unsecured credit agreement with Citibank, N.A. as administrative agent, comprised initially of a $200 million revolving credit facility available for borrowings and letters of credit and a $250 million term loan. Upon the termination of this credit agreement, the Partnership entered into the New Credit Facility, detailed in Item 1.01 above.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
          The description of the New Credit Facility in Item 1.01 is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure
          On February 17, 2010, Williams and the Partnership issued a joint press release announcing, among other things, the consummation of the Dropdown. A copy of the press release is furnished and attached as Exhibit 99.1 hereto and is incorporated herein by reference.
          On February 17, 2010, Williams also issued a press release announcing the final results of its previously announced tender offer to purchase up to $3.0 billion aggregate principal amount of its outstanding debt securities and consent solicitations to amend certain provisions of the indentures pursuant to which such debt securities were issued. A copy of this press release is furnished and attached as Exhibit 99.2 hereto and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits.

Exhibit No.	Description
10.1
Credit Agreement, dated as of February 17, 2010, by and among Williams Partners L.P., Northwest Pipeline GP, Transcontinental Gas Pipe Line Company, LLC, and Citibank N.A., as Administrative Agent (incorporated by reference to Exhibit 10.5 to Williams Partners L.P.’s Current Report on Form 8-K, filed on February 22, 2010 (File No. 001-32599)).

99.1	Press Release, dated February 17, 2010 (incorporated by reference to Exhibit 99.1 to Williams Partners L.P.’s Current Report on Form 8-K, filed on February 22, 2010 (File No. 001-32599)).

99.2	Press Release, dated February 17, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.
By:	/s/ La Fleur C. Browne
La Fleur C. Browne
Corporate Secretary

DATED: February 22, 2010

EXHIBIT INDEX

Exhibit No.	Description

10.1
Credit Agreement, dated as of February 17, 2010, by and among Williams Partners L.P., Northwest Pipeline GP, Transcontinental Gas Pipe Line Company, LLC, and Citibank N.A., as Administrative Agent (incorporated by reference to Exhibit 10.5 to Williams Partners L.P.’s Current Report on Form 8-K, filed on February 22, 2010 (File No. 001-32599)).

99.1	Press Release, dated February 17, 2010 (incorporated by reference to Exhibit 99.1 to Williams Partners L.P.’s Current Report on Form 8-K, filed on February 22, 2010 (File No. 001-32599)).

99.2	Press Release, dated February 22, 2010.